Filed pursuant to Rule 497(a)

Registration No. 333-2543416

Rule 482ad

Owl Rock Technology Finance Corp. Prices Public Offering of $300 Million 2.500% Unsecured Notes Due 2027

NEW YORK, June 7, 2021 — Owl Rock Technology Finance Corp. (“ORTF”) announced that it has priced an underwritten public offering of $300 million in aggregate principal amount of 2.500% notes due 2027. The notes will mature on January 15, 2027 and may be redeemed in whole or in part at ORTF’s option at any time at par plus a “make-whole” premium, if applicable.

SMBC Nikko Securities America, Inc., Deutsche Bank Securities Inc., ING Financial Markets LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, and Truist Securities, Inc. are acting as joint book-running managers for this offering. The offering is expected to close on June 14, 2021, subject to customary closing conditions.

ORTF expects to use the net proceeds of this offering to pay down its existing indebtedness, including under the Subscription Credit Facility which matures on November 19, 2021 unless extended and/or the Revolving Credit Facility, which matures on September 3, 2025.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of ORTF before investing. The pricing term sheet dated June 7, 2021 and the preliminary prospectus dated June 7, 2021, each of which have been filed with the Securities and Exchange Commission, contain this and other information about ORTF and should be read carefully before investing. The pricing term sheet, the preliminary prospectus and this press release are not offers to sell any securities of ORTF and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com.

About Owl Rock Technology Finance Corp.

Owl Rock Technology Finance Corp. (“ORTF”) is a specialty finance company focused on making debt and equity investments in U.S. middle-market technology-related companies. As of March 31, 2021, ORTF had investments in 55 portfolio companies with an aggregate fair value of $3.2 billion. ORTF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. ORTF is externally managed by Owl Rock Technology Advisors LLC, an SEC-registered investment adviser that is an affiliate of Owl Rock Capital Partners LP (“Owl Rock Capital Partners”). Owl Rock Capital Partners, together with its subsidiaries, is a New York based direct lending platform with approximately $27.8 billion of assets under management as of March 31, 2021. Owl Rock Capital Partners is a division of Blue Owl Capital Inc. (NYSE: OWL) that is focused on direct lending.

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about ORTF, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond ORTF’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in ORTF’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which ORTF makes them. ORTF does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Investor Contact:

Investor Relations

Dana Sclafani

212-651-4705

orccir@owlrock.com

Media Contact:

Prosek Partners

David Wells / Josh Clarkson

pro-owlrock@prosek.com